UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2023

AMPCO-PITTSBURGH CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Pennsylvania	1-898	25-1117717
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

726 Bell Avenue Suite 301
Carnegie, Pennsylvania		15106
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 412 456-4400

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1 par value	AP	New York Stock Exchange
Series A Warrants to purchase shares of Common Stock	AP WS	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On March 31, 2023, Ampco-Pittsburgh Corporation (“Ampco Pittsburgh” or the “Corporation”) entered into a Cooperation Agreement (the “Cooperation Agreement”) with Ancora Merlin, LP, Ancora Merlin Institutional, LP, Ancora Catalyst, LP, Ancora Catalyst Institutional, LP, Ancora Alternatives LLC, Ancora Holdings Group, LLC and Fredrick DiSanto (collectively, the “Ancora Parties”), pursuant to which the Corporation will take all necessary actions to nominate Fredrick D. DiSanto and Darrell L. McNair (together with Mr. DiSanto, the “Ancora Appointees”) to serve as directors on the Board of Directors of the Corporation (the “Board”), as members of the class of directors having a term expiring at the 2026 annual meeting of the Corporation’s shareholders (the “2026 Annual Meeting”).

If, during the Standstill Period, any Ancora Appointee resigns from the Board or is unable (due to death or disability) or refuses to serve on the Board, then the Ancora Parties will work to identify a replacement that is reasonably acceptable to the Nominating and Governance Committee of the Board for appointment to the Board on the terms set forth in the Cooperation Agreement, provided that the Ancora Parties shall not be entitled to replace Mr. DiSanto if at that time the Ancora Parties do not and at all times since the commencement of the Cooperation Agreement have not satisfies the Four Percent Threshold.

Mr. DiSanto shall resign from the Board and all applicable committees upon the earlier to occur of (i) the expiration of the Standstill Period (as defined below) or (ii) the occurrence of the Ancora Parties ceasing to beneficially own at least 4% of the Corporation’s then issued and outstanding common stock, subject to certain adjustments set forth in the Cooperation Agreement (the “Four Percent Threshold”).

During the Standstill Period, the Ancora Parties have agreed to vote all of their shares of common stock of the Corporation in favor of recommendations of the Board with respect to (i) the election, removal and/or replacement of directors (a “Director Proposal”), (ii) the ratification of the appointment of the Corporation’s independent registered public accounting firm and (iii) any other proposal submitted to the Corporation’s shareholders at a meeting of the Corporation’s shareholders, in each case as such recommendation of the Board is set forth in the applicable definitive proxy statement filed in respect thereof. Notwithstanding the foregoing, in the event both Institutional Shareholder Services Inc. (“ISS”) and Glass Lewis & Co., LLC (“Glass Lewis”) make a recommendation that differs from the recommendation of the Board with respect to any proposal submitted to the shareholders at any meeting of the Corporation’s shareholders (other than Director Proposals), the Ancora Parties are permitted to vote in accordance with the ISS and Glass Lewis recommendation. The Ancora Parties are also entitled to vote in their sole discretion with respect to any publicly announced proposal relating to a merger, acquisition, disposition of all or substantially all of the assets of the Company and its subsidiaries or other business combination involving the Corporation, in each case, that requires a vote of the Corporation’s shareholders.

The Cooperation Agreement also includes customary standstill, non-disparagement and expense reimbursement provisions. The standstill restrictions on the Ancora Parties began on the date of the Cooperation Agreement and remain in effect until the earlier of (i) the date that is 30 days prior to the deadline for the submission of shareholder nominations for the 2026 Annual Meeting (ii) the date that is 100 days prior to the first anniversary of the 2025 annual meeting of shareholders (such period, the “Standstill Period”).

The Cooperation Agreement will terminate upon the expiration of the last day of the Standstill Period, unless earlier terminated by mutual written agreement of Ampco-Pittsburgh and the Ancora Parties.

While any Ancora Appointee serves on the Board, such Ancora Appointee will receive compensation on the same basis as all other non-employee directors of the Corporation.

The foregoing description of the Cooperation Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Cooperation Agreement filed as Exhibit 10.1 hereto, which is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The description of the matters included under Item 1.01 is incorporated into this Item 5.02 by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

+	Exhibit 10.1	Cooperation Agreement, dated March 31, 2023 by and among Ampco-Pittsburgh Corporation, Ancora Holdings Group, LLC and the other entities and natural persons party thereto.

	Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

+

Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Corporation agrees to furnish supplementally a copy of any omitted schedule or exhibit to the U.S. Securities and Exchange Commission (the “SEC”) upon request.

Forward-Looking Statements

The Private Securities Litigation Reform Act of 1995 (the “Act”) provides a safe harbor for forward-looking statements made by or on behalf of the Corporation. This Current Report on Form 8-K may include, but is not limited to, statements about the Cooperation Agreement and the benefits and risks therefrom, and director nominations. All statements in this document other than statements of historical fact are statements that are, or could be, deemed “forward-looking statements” within the meaning of the Act and words such as “may,” “will,” “intend,” “believe,” “expect,” “anticipate,” “estimate,” “project,” “forecast” and other terms of similar meaning that indicate future events and trends are also generally intended to identify forward-looking statements. Forward-looking statements speak only as of the date on which such statements are made, are not guarantees of future performance or expectations, and involve risks and uncertainties. For the Corporation, these risks and uncertainties include, but are not limited to: economic downturns, cyclical demand for our products and insufficient demand for our products; excess global capacity in the steel industry; fluctuations in the value of the U.S. dollar relative to other currencies; increases in commodity prices or insufficient hedging against increases in commodity prices, reductions in electricity and natural gas supply or shortages of key production materials for us or our customers; limitations in availability of capital to fund our strategic plan; inability to maintain adequate liquidity in order to meet our operating cash flow requirements, repay maturing debt and meet other financial obligations; inability to obtain necessary capital or financing on satisfactory terms in order to acquire capital expenditures that may be necessary to support our growth strategy; inoperability of certain equipment on which we rely and/or our inability to execute our capital expenditure plan; liability of our subsidiaries for claims alleging personal injury from exposure to asbestos-containing components historically used in certain products of our subsidiaries; changes in the existing regulatory environment; inability to successfully restructure our operations and/or invest in operations that will yield the best long term value to our shareholders; consequences of global pandemics and international conflicts; work stoppage or another industrial action on the part of any of our unions; inability to satisfy the continued listing requirements of the New York Stock Exchange or the NYSE American Exchange; potential attacks on information technology infrastructure and other cyber-based business disruptions; failure to maintain an effective system of internal control; and those discussed more fully elsewhere in this report, particularly in Item 1A, Risk Factors, in Part I of the Corporation’s latest Annual Report on Form 10-K. The Corporation cannot guarantee any future results, levels of activity, performance or achievements. In addition, there may be events in the future that we are not able to predict accurately or control which may cause actual results to differ materially from expectations expressed or implied by forward-looking statements. Except as required by applicable law, we assume no obligation, and disclaim any obligation, to update forward-looking statements whether as a result of new information, events or otherwise.

Additional Information and Where to Find It

In connection with the forthcoming solicitation of proxies from shareholders in respect of the Corporation’s 2023 Annual Meeting of Shareholders, the Corporation will file with the SEC a proxy statement on Schedule 14A (the “proxy statement”), containing a form of proxy card. Details concerning the nominees for the Class of 2026 of the Board of Directors of the Corporation for election at the Corporation’s 2023 Annual Meeting of Shareholders will be included in the proxy statement. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ ALL RELEVANT DOCUMENTS, INCLUDING THE CORPORATION’S PROXY STATEMENT AND ANY AMENDMENTS AND SUPPLEMENTS THERETO AND ACCOMPANYING PROXY CARD, FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN, OR WILL CONTAIN, IMPORTANT INFORMATION ABOUT THE CORPORATION. Shareholders may obtain free copies of the proxy statement and other relevant documents that the Corporation files with the SEC on the Corporation’s website at ampcopgh.com/investors or from the SEC’s website at www.sec.gov.

Participants in the Solicitation

Ampco-Pittsburgh, its directors and certain of its executive officers will be participants in the solicitation of proxies from shareholders in respect of the Corporation’s 2023 Annual Meeting of Shareholders. Information regarding certain of the directors and officers of Ampco-Pittsburgh is contained in its definitive proxy statement for the 2022 Annual Meeting of Shareholders which was filed with the SEC on March 25, 2022. To the extent holdings of the Corporation’s securities by directors or executive officers have changed since the amounts set forth in Ampco-Pittsburgh’s 2022 proxy statement, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the identity of potential participants and their respective interests, by security holdings or otherwise, will be included in Ampco-Pittsburgh’s proxy statement and other relevant documents filed with the SEC in connection with Ampco-Pittsburgh’s 2023 Annual Meeting of Shareholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMPCO-PITTSBURGH CORPORATION

Date:	March 31, 2023	By:	/s/ Michael G. McAuley
Michael G. McAuley Senior Vice President, Chief Financial Officer and Treasurer